                              PACIFICA FUNDS TRUST
                               (INVESTOR SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")
                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                        ("FURMAN SELZ" OR THE "SPONSOR")
                PACIFICA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Investor Shares of the following five portfolios (the "Funds"):

    - Pacifica Oregon Tax-Exempt Fund
    - Pacifica Arizona Tax-Exempt Fund
    - Pacifica California Tax-Exempt Fund
    - Pacifica California Short-Term Tax-Exempt Fund
    - Pacifica National Tax-Exempt Fund

    This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.
                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     7
FEE TABLE -- INVESTOR SHARES.............................     7
FINANCIAL HIGHLIGHTS.....................................    11
THE FUNDS................................................    17
INVESTMENT POLICIES AND PRACTICES
  OF THE FUNDS...........................................    17
RISKS OF INVESTING IN THE FUNDS..........................    19
MANAGEMENT OF THE FUNDS..................................    22
FUND SHARE VALUATION.....................................    28
PRICING OF INVESTOR SHARES...............................    29
MINIMUM PURCHASE REQUIREMENTS............................    33
PURCHASE OF INVESTOR SHARES..............................    33
EXCHANGE OF INVESTOR SHARES..............................    34
REDEMPTION OF INVESTOR SHARES............................    36
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX.....................................    39
DESCRIPTION OF SECURITIES AND
  INVESTMENT PRACTICES...................................    45
INVESTMENT RESTRICTIONS..................................    50
OTHER INFORMATION........................................    51
APPENDIX.................................................   A-1

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes five non-diversified investment portfolios managed by First Interstate Capital Management, Inc. Each Fund has a distinct investment objective and policies.

     The Oregon Tax-Exempt Fund. The investment objective of the Oregon Tax-Exempt Fund is to provide investors with income exempt from Federal and Oregon personal income taxes. The Fund's assets will be primarily invested in debt instruments issued by or on behalf of the State of Oregon, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     The Arizona Tax-Exempt Fund. The investment objective of the Arizona Tax-Exempt Fund is to provide investors with income exempt from Federal and Arizona personal income taxes. The Fund's assets will be primarily invested in debt instruments issued by or on behalf of the State of Arizona, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     The California Tax-Exempt Fund. The investment objective of the California Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential capital loss. The Fund pursues this objective by investing primarily in debt instruments issued by or on behalf of the State of California, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     The California Short-Term Tax-Exempt Fund. The investment objective of the California Short-Term Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential loss. The Fund pursues this objective by investing primarily in short-term debt instruments issued by or on behalf of the State of California, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund will maintain a dollar-weighted average portfolio maturity of three years or less.

     The National Tax-Exempt Fund. The investment objective of the National Tax-Exempt Fund is to provide investors with income exempt from Federal income taxes. The Fund's assets will be primarily invested in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Funds," "Investment Policies and Practices of the Funds" and "Risks of Investing in the Funds" in this Prospectus.

RISKS OF INVESTING IN THE FUNDS

     The price per share of the Funds will fluctuate with changes in the value of the investments held by each Fund. A Fund's performance will change daily based on many factors, including the quality of the instruments in each Fund's investment portfolio, national economic conditions, interest rate levels and general market conditions. Depending on these factors, the net asset value of a Fund may decrease instead of increase. Certain Funds may seek to achieve their investment objectives through investments in instruments with the lowest investment grade rating which have speculative characteristics. The policy of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund and California Short-Term Tax-Exempt Fund to invest primarily in Oregon, Arizona and California municipal obligations also presents certain risks because each Fund's performance will be closely tied to the economic and political conditions of a particular state. All of the Funds are also classified as non-diversified portfolios under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Funds may be more sensitive to factors affecting a particular issuer.

     During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value.

     There is no assurance that any Fund will achieve its investment objective.

MANAGEMENT OF THE FUNDS

     First Interstate Capital Management, Inc. acts as investment advisor to the Funds. For its services, the Advisor is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Investor Shares" and "Management of the Funds" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Funds. Furman Selz provides certain management and administrative services to the Funds, and is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses.

     Fees and expenses charged to the Funds are outlined on pages 7 through 10 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS

     Purchase orders for the Funds received by your broker or Service Organization in proper order by 4:15 p.m., Eastern time, and transmitted to the Trust prior to 5:00 p.m. Eastern time will become effective that day.

- MINIMUM INITIAL INVESTMENT............   $500
- MINIMUM INITIAL INVESTMENT FOR IRAS...   $250
- MINIMUM SUBSEQUENT INVESTMENT.........   $ 50

     Investor Shares of the California Short-Term Tax-Exempt Fund are purchased at net asset value without a sales charge. Investor Shares of the other Funds are purchased at net asset value plus a sales charge of no more than 4.5%.

     Shareholders may exchange Investor Shares between Funds by telephone or mail.

- MINIMUM INITIAL EXCHANGE..............   $500
     (NO MINIMUM FOR SUBSEQUENT EXCHANGES.)

     Shareholders may redeem Investor Shares by telephone, mail or wire.

     - The Funds reserve the right upon not less than 30 days' notice to redeem involuntarily all the Investor Shares in an investor's account which have an aggregate value of $500 or less for any particular Fund.

     (The above redemption services are not available for IRAs and trust clients of First Interstate Bancorp and its affiliates.)

     All dividends and distributions will be automatically reinvested at net asset value in additional Investor Shares of the applicable Fund unless cash payment is requested.

     - Distributions for the Funds are generally paid monthly.

     For additional information on how to purchase and redeem Investor Shares of the Funds, see "Purchase of Investor Shares," "Exchange of Investor Shares" and "Redemption of Investor Shares."

                                 FUND EXPENSES

     The following tables list the costs and expenses that an investor will incur either directly or indirectly as an Investor shareholder of a Fund based upon the Fund's operating expenses for its most recent fiscal year, adjusted to reflect current fees and expenses.

                          FEE TABLE -- INVESTOR SHARES

                                               OREGON       ARIZONA
                                             TAX-EXEMPT    TAX-EXEMPT
                                                FUND          FUND
                                             ----------    ----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)...     4.50%       4.50%
  Maximum Sales Load Imposed on Reinvested
    Dividends (as a percentage of offering
    price)................................     None        None
  Deferred Sales Load (as a percentage of
    redemption proceeds)..................     None+       None+
  Redemption Fees.........................     None        None
  Exchange Fee............................     None        None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)(++).....     0.30%       0.00%
  12b-1 Fees(++)(++)......................     0.10%       0.25%
  Other Expenses (after
    waivers)(++)++++......................     0.40%       0.40%
                                              -------      ------
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++++...............     0.80%       0.65%
                                              =======      ======


---------------
   (++) Management Fees (before waivers) would be 0.50% and 0.50%, respectively.

  (++)++ Under rules of the National Association of Securities Dealers, Inc.
         (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Funds -- The Sponsor and Distributor."

 (++)++++ Other expenses (before waivers) would be 0.58% and 0.61%, respectively.

(++)++++++ Total Fund Operating Expenses (before waivers) would be 1.18% and
           1.36%, respectively.

   + Investor Shares sold pursuant to a complete waiver of the initial sales charge available to purchases of $1 million or more are subject to a 1% contingent deferred sales charge if redeemed within one year from the date of purchase.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Investor Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                            OREGON       ARIZONA
                                          TAX-EXEMPT    TAX-EXEMPT
                                             FUND          FUND
                                          ----------    ----------
1 year.................................      $ 53          $ 51
3 years................................        69            65
5 years................................        87            80
10 years...............................       140           122

---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
  WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                          FEE TABLE -- INVESTOR SHARES

                                                CALIFORNIA
                                  CALIFORNIA    SHORT-TERM     NATIONAL
                                  TAX-EXEMPT    TAX-EXEMPT    TAX- EXEMPT
                                     FUND          FUND          FUND
                                  ----------    ----------    ----------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Maximum Sales Load Imposed on
    Purchases (as a percentage
    of offering price).........     4.50%       3.00%         4.50%
  Maximum Sales Load Imposed on
    Reinvested Dividends (as a
    percentage of offering
    price).....................     None        None          None
  Deferred Sales Load (as a
    percentage of redemption
    proceeds)..................     None+       None          None+
  Redemption Fees..............     None        None          None
  Exchange Fee.................     None        None          None
ANNUAL FUND OPERATING EXPENSES:
    (as a percentage of average
       net assets)
  Management Fees (after
    waivers)(++)...............     0.50%       0.05%         0.00%
  12b-1 Fees(++)++.............     0.05%       0.10%         0.00%
  Other Expenses (after
    waivers)(++)++++...........     0.40%       0.60%         0.35%
                                    ----        ----          ----
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++++....     0.95%       0.75%         0.35%
                                    ====        ====          ====

---------------
    (++) Management Fees (before waivers) would be 0.50%, 0.35% and 0.50%, respectively.

    (++)++ Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Funds -- The Sponsor and Distributor."

  (++)++++ Other Expenses (before waivers) would be 0.43%, 0.68% and 0.60%, respectively.

(++)++++++ Total Fund Operating Expenses (before waivers) would be 0.98%, 1.13%
           and 1.10%, respectively.

   + Investor Shares sold pursuant to a complete waiver of the initial sales charge available to purchases of $1 million or more are subject to a 1% contingent deferred sales charge if redeemed within one year from the date of purchase.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Investor Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                               CALIFORNIA
                                 CALIFORNIA    SHORT-TERM     NATIONAL
                                 TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT
                                    FUND          FUND          FUND
                                 ----------    ----------    ----------
1 year........................      $ 54          $ 37          $ 48
3 years.......................        74            54            56
5 years.......................        95            71            64
10 years......................       156           124            87

---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                              FINANCIAL HIGHLIGHTS

     The financial information shown below is to assist investors in evaluating the performance of the Funds since their commencement of operations. The following supplementary information for the periods through September 30, 1995 for the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund has been audited by the former independent accountants of these Funds, whose report on the financial statements appears in the September 30, 1995 Report to Shareholders for the Funds. The following supplementary information for the year ended September 30, 1995 for the California Tax-Exempt Fund and California Short-Term Tax-Exempt Fund (collectively, the "California Funds") has been audited by Ernst & Young LLP, whose report on the financial statements appears in the 1995 Annual Report to Shareholders for the Funds. These reports and financial statements are incorporated by reference into the SAI. The supplementary information for each of the four years in the period ended September 30, 1994 for the California Funds has been audited by the former independent accountants for these Fund. The following financial data should be read in conjunction with the related financial statements and notes thereto. Further information about the Funds is contained in their Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-662-8417. For the periods shown, the Funds offered only one class of shares to both institutional and retail investors. See "Other Information -- Capitalization."

For a share outstanding throughout the periods indicated:

                            OREGON TAX-EXEMPT FUND*

                                                               PERIOD ENDED              FOR THE YEAR ENDED MAY 31,
                                                                 SEPT. 30,       -------------------------------------------
                                                                  1995**          1995        1994        1993        1992
                                                               -------------     -------     -------     -------     -------
Net asset value -- Beginning of Period......................      $ 16.47        $ 16.17     $ 16.79     $ 16.07     $ 15.74
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................         0.28           0.82        0.84        0.86        0.91
 Net realized and unrealized gain (loss) on investments.....        (0.08)          0.39       (0.43)       0.76        0.38
                                                                  -------        -------     -------     -------     -------
   Total income from investment operations..................         0.20           1.21        0.41        1.62        1.29
                                                                  -------        -------     -------     -------     -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................        (0.29)         (0.87)      (0.82)      (0.86)      (0.92)
 Distributions from net realized gain on investments........        (0.00)         (0.04)      (0.21)      (0.04)      (0.04)
                                                                  -------        -------     -------     -------     -------
   Total dividends and distributions to shareholders........        (0.29)         (0.91)      (1.03)      (0.90)      (0.96)
                                                                  -------        -------     -------     -------     -------
 Net asset value -- End of Period...........................      $ 16.38        $ 16.47     $ 16.17     $ 16.79     $ 16.07
                                                                  =======        =======     =======     =======     =======
   Total return (excluding sales load)......................         3.67%+         7.92%       2.33%      10.36%       8.45%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)............................      $50,077        $52,245     $53,846     $45,435     $25,002
 Ratio of expenses to average net assets....................         0.70%+         0.70%       0.62%       0.60%       0.60%
 Ratio of net investment income to average net assets.......         5.01%+         5.19%       4.90%       5.34%       5.81%
 Ratio of expenses to average net assets without fee
   waivers..................................................         1.01%+         0.90%       0.84%       0.91%       0.98%
 Ratio of net investment income to average net assets
   without fee waivers......................................         4.70%+         4.99%       4.69%       5.03%       5.43%
 Portfolio turnover rate(1).................................        56.53%         15.46%      22.10%       5.62%      16.96%

                                                                 FOR THE YEAR ENDED MAY 31,
                                                              -----------------------------
                                                               1991        1990       1989
                                                              -------     ------     ------
                                                               <
Net asset value -- Beginning of Period......................  $ 15.27     $15.35     $15.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.94       0.93       0.93
 Net realized and unrealized gain (loss) on investments.....     0.47      (0.06)      0.31
                                                              -------     -------    ------
   Total income from investment operations..................     1.41       0.87       1.24
                                                              -------     -------    ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................    (0.94)     (0.93)     (0.89)
 Distributions from net realized gain on investments........    (0.00)     (0.02)     (0.00)
                                                              -------     -------    ------
   Total dividends and distributions to shareholders........    (0.94)     (0.95)     (0.89)
                                                              -------     -------    ------
 Net asset value -- End of Period...........................  $ 15.74     $15.27     $15.35
                                                              =======     =======    ======
   Total return (excluding sales load)......................     9.58%      5.80%      8.55%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)............................  $14,607     $7,550     $3,175
 Ratio of expenses to average net assets....................     0.55%      0.50%      0.50%
 Ratio of net investment income to average net assets.......     6.27%      6.26%      6.64%
 Ratio of expenses to average net assets without fee
   waivers..................................................     1.03%      1.35%      3.29%
 Ratio of net investment income to average net assets
   without fee waivers......................................     5.79%      5.41%      3.85%
 Portfolio turnover rate(1).................................    22.89%     93.67%      9.12%

---------------

 * The Fund operated as the Oregon Tax-Exempt Fund of Westcore Trust from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of the Trust on October 10, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.

 ** The Fund changed its fiscal year from May 31 to September 30.

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1995 were $9,296,225 and $9,230,944, respectively.

 +  Annualized.

For a share outstanding throughout the periods indicated:

                            ARIZONA TAX-EXEMPT FUND*

                                                                                                                FOR THE YEAR
                                                                                           FOR THE PERIOD       ENDED MAY 31,
                                                                                               ENDED           ----------------
                                                                                          SEPT. 30, 1995**           1995
                                                                                          ----------------          ------
Net asset value -- Beginning of Period................................................        $  10.68             $      10.48
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................................            0.17                     0.51
 Net realized and unrealized gain (loss) on investments...............................            0.06                     0.23
                                                                                               -------                  -------
   Total income from investment operations............................................            0.23                     0.74
                                                                                               -------                  -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.................................................           (0.20)                   (0.53)
 Distributions from net realized gain on investments..................................           (0.00)                   (0.01)
                                                                                               -------                  -------
   Total dividends and distributions to shareholders..................................           (0.20)                   (0.54)
                                                                                               -------                  -------
 Net asset value -- End of Period.....................................................        $  10.71             $      10.68
                                                                                               =======                  =======
   Total return (excluding sales load)................................................            6.55%+                   7.35%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)......................................................        $ 24,622             $     24,581
 Ratio of expenses to average net assets..............................................            0.45%+                   0.40%
 Ratio of net investment income to average net assets.................................            4.73%+                   4.89%
 Ratio of expenses to average net assets without fee waivers..........................            1.35%+                   1.13%
 Ratio of net investment income to average net assets without fee waivers.............            3.83%+                   4.16%
 Portfolio turnover rate(1)...........................................................           62.10%                   13.65%


                                                                                                  FOR THE YEAR
                                                                                                  ENDED MAY 31,
                                                                                                 ----------------
                                                                                              1994                 1993
                                                                                             ------               ------
Net asset value -- Beginning of Period................................................      $      10.64         $      10.09
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................................              0.50                 0.49
 Net realized and unrealized gain (loss) on investments...............................             (0.15)                0.55
                                                                                                 -------              -------
   Total income from investment operations............................................              0.35                 1.04
                                                                                                 -------              -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.................................................             (0.50)               (0.49)
 Distributions from net realized gain on investments..................................             (0.01)               (0.00)
                                                                                                 -------              -------
   Total dividends and distributions to shareholders..................................             (0.51)               (0.49)
                                                                                                 -------              -------
 Net asset value -- End of Period.....................................................      $      10.48         $      10.64
                                                                                                 =======              =======
   Total return (excluding sales load)................................................              3.28%               10.50%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)......................................................      $     25,153         $     22,430
 Ratio of expenses to average net assets..............................................              0.31%                0.20%
 Ratio of net investment income to average net assets.................................              4.72%                4.98%
 Ratio of expenses to average net assets without fee waivers..........................              1.00%                1.18%
 Ratio of net investment income to average net assets without fee waivers.............              4.03%                4.00%
 Portfolio turnover rate(1)...........................................................             27.81%                3.96%


                                                                                        FOR THE PERIOD
                                                                                            ENDED
                                                                                         MAY 31, 1992
                                                                                        --------------
Net asset value -- Beginning of Period................................................      $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................................        0.09
 Net realized and unrealized gain (loss) on investments...............................        0.08
                                                                                           -------
   Total income from investment operations............................................        0.17
                                                                                           -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.................................................       (0.08)
 Distributions from net realized gain on investments..................................       (0.00)
                                                                                           -------
   Total dividends and distributions to shareholders..................................       (0.08)
                                                                                           -------
 Net asset value -- End of Period.....................................................      $10.09
                                                                                           =======
   Total return (excluding sales load)................................................        7.02%+
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)......................................................      $4,690
 Ratio of expenses to average net assets..............................................        0.68%+
 Ratio of net investment income to average net assets.................................        4.32%+
 Ratio of expenses to average net assets without fee waivers..........................        2.08%+
 Ratio of net investment income to average net assets without fee waivers.............        2.92%+
 Portfolio turnover rate(1)...........................................................        0.00%

---------------
 * The Fund operated as the Arizona Intermediate Tax-Free Fund of Westcore Trust from its commencement of operations on March 2, 1992 until its reorganization as a portfolio of the Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Arizona, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.

 ** The Fund changed its fiscal year from May 31 to September 30.

 +  Annualized.

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $5,546,887 and $4,984,8666, respectively.

Selected data for a share outstanding throughout the periods shown:

                          CALIFORNIA TAX-EXEMPT FUND*

                                                                    YEAR ENDED SEPTEMBER 30,                           PERIOD
                                                  ------------------------------------------------------------         ENDED
                                                                                                                   SEPTEMBER 30,
                                                    1995         1994         1993         1992         1991          1990(a)
                                                  --------     --------     --------     --------     --------     --------------
Net asset value -- Beginning of Period........    $  10.42     $  11.49     $  10.82     $  10.52     $   9.88        $  10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(++)....................        0.54         0.54         0.57         0.59         0.62            0.17
 Net gain (loss) on securities (both realized
   and unrealized)(++)........................        0.44        (0.87)        0.73         0.30         0.64           (0.12)
                                                   -------      -------      -------      -------      -------          ------
   Total from Investment Operations...........        0.98        (0.33)        1.30         0.89         1.26            0.05
                                                   -------      -------      -------      -------      -------          ------
LESS DISTRIBUTIONS:
 Dividends from net investment income.........       (0.54)       (0.54)       (0.57)       (0.59)       (0.62)          (0.17)
 Distributions from capital gains.............       (0.11)       (0.20)       (0.06)          --           --              --
                                                   -------      -------      -------      -------      -------          ------
   Total Distributions........................       (0.65)       (0.74)       (0.63)       (0.59)       (0.62)          (0.17)
                                                   -------      -------      -------      -------      -------          ------
 Net asset value -- End of Period.............    $  10.75     $  10.42     $  11.49     $  10.82     $  10.52        $   9.88
                                                   =======      =======      =======      =======      =======          ======
   Total Return (excluding sales load)........        9.82%       (2.99)%      12.34%        8.71%       13.13%           0.42%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000)..............    $161,343     $194,419     $226,303     $198,347     $140,127        $ 53,746
 Ratio of Expenses to Average Net Assets......        0.91%        0.94%        0.87%        0.80%        0.57%           0.07%+
 Effect of Waivers/Reimbursement on above
   Ratio......................................        0.02%        0.02%        0.07%        0.11%        0.43%           1.33%+
 Ratio of Net Investment Income to Average Net
   Assets.....................................        5.13%        4.96%        5.11%        5.51%        6.06%           6.75%+
 Portfolio Turnover Rate......................          42%          36%          40%          14%           5%              3%

---------------

 * Prior to October 1, 1995 the Fund operated as The California Tax-Free Fund.

(a) Commencement of operations, July 2, 1990.

 (++) Per share data based upon average monthly shares outstanding.

 + Annualized.

Selected data for a share outstanding for the periods shown:

                     CALIFORNIA SHORT-TERM TAX-EXEMPT FUND*

                                                                                                                JANUARY 20, 1993
                                                                                                                (COMMENCEMENT OF
                                                                               YEAR              YEAR             OPERATIONS)
                                                                               ENDED             ENDED              THROUGH
                                                                           SEPTEMBER 30,     SEPTEMBER 30,       SEPTEMBER 30,
                                                                               1995              1994                 1993
                                                                           -------------     -------------     ------------------
Net asset value -- Beginning of Period.................................       $  9.96           $ 10.16             $  10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(++).............................................          0.41              0.39                 0.24
 Net gain (loss) on securities (both realized and unrealized)(++)......          0.19             (0.20)                0.16
                                                                              -------           -------              -------
   Total from Investment Operations....................................          0.60              0.19                 0.40
                                                                              -------           -------              -------
LESS DISTRIBUTIONS:
 Dividends from net investment income..................................         (0.41)            (0.39)               (0.24)
 Distributions from capital gains......................................            --                --                   --
                                                                              -------           -------              -------
   Total Distributions.................................................         (0.41)            (0.39)               (0.24)
                                                                              -------           -------              -------
Net asset value -- End of Period.......................................       $ 10.15           $  9.96             $  10.16
                                                                              =======           =======              =======
   Total Return........................................................          6.13%             1.93%                4.09%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000).......................................       $19,095           $25,315             $ 40,637
 Ratio of Expenses to Average Net Assets...............................          0.64%             0.56%                0.28%+
 Effect of Waivers/Reimbursement on above Ratio........................          0.53%             0.53%                0.78%+
 Ratio of Net Investment Income to Average Net Assets..................          4.12%             3.88%                3.53%+
 Portfolio Turnover Rate...............................................            96%               31%                  23%

---------------
* Prior to October 1, 1995 the Fund operated as The Short Term California Tax-Free Fund.

(++) Per share data based upon average monthly shares outstanding.

+ Annualized.

For a share outstanding throughout the periods indicated:

                           NATIONAL TAX-EXEMPT FUND*

                                                                                                            FOR THE YEAR
                                                                                     FOR THE PERIOD         ENDED MAY 31,
                                                                                          ENDED           -----------------
                                                                                    SEPT. 30, 1995**            1995
                                                                                    -----------------          -------
Net asset value -- Beginning of Period.........................................          $ 15.28               $      14.98
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.........................................................             0.24                       0.68
 Net realized and unrealized gain (loss) on investments........................             0.08                       0.32
                                                                                         -------                    -------
   Total income from investment operations.....................................             0.32                       1.00
                                                                                         -------                    -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income..........................................            (0.26)                     (0.70)
 Distributions from net realized gain on investments...........................            (0.00)                     (0.00)
                                                                                         -------                    -------
   Total dividends and distributions to shareholders...........................            (0.26)                     (0.70)
                                                                                         -------                    -------
Net asset value -- End of Period...............................................          $ 15.34               $      15.28
                                                                                         =======                    =======
   Total return (excluding sales load).........................................            (6.53%)+                   %6.97
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)...............................................          $14,305               $     14,458
 Ratio of expenses to average net assets.......................................             0.35%+                    %0.35
 Ratio of net investment income to average net assets..........................             4.65%+                    %4.59
 Ratio of expenses to average net assets without fee waivers...................             1.85%+                    %1.51
 Ratio of net investment income to average net assets without fee waivers......             3.15%+                    %3.43
 Portfolio turnover rate(1)....................................................            86.11%                     23.35%



                                                                                  FOR THE YEAR
                                                                                  ENDED MAY 31,         FOR THE PERIOD
                                                                                -----------------        ENDED MAY 31,
                                                                                       1994                  1993
                                                                                -----------------        -------------

Net asset value -- Beginning of Period.........................................       $      15.17          $ 15.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.........................................................               0.64             0.17
 Net realized and unrealized gain (loss) on investments........................              (0.17)            0.15
                                                                                           -------           ------
   Total income from investment operations.....................................               0.47             0.32
                                                                                           -------           ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income..........................................              (0.64)           (0.15)
 Distributions from net realized gain on investments...........................              (0.02)           (0.00)
                                                                                           -------           ------
   Total dividends and distributions to shareholders...........................              (0.66)           (0.15)
                                                                                           -------           ------
Net asset value -- End of Period...............................................       $      14.98          $ 15.17
                                                                                           =======           ======
   Total return (excluding sales load).........................................              %3.07             5.65%+
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)...............................................       $     13,600          $ 7,457
 Ratio of expenses to average net assets.......................................              %0.27             0.25%+
 Ratio of net investment income to average net assets..........................              %4.29             3.88%+
 Ratio of expenses to average net assets without fee waivers...................              %1.58             1.99%+
 Ratio of net investment income to average net assets without fee waivers......              %2.99             2.14%+
 Portfolio turnover rate(1)....................................................              18.81%           18.30%

---------------

 * The Fund operated as the Quality Tax-Exempt Income Fund of Westcore Trust from its commencement of operations on January 15, 1993 until its reorganization as a portfolio of the Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.

 ** The Fund changed its fiscal year from May 31 to September 30.

 +  Annualized.

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $4,847,223 and $4,001,951, respectively.

                                   THE FUNDS

     The Funds are portfolios of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Funds.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     Each Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains the specific investment restrictions which govern the Funds' investments. The investment objectives of the California Funds are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. The investment objectives of the other Funds are not fundamental, and may be changed without shareholder approval. Any such change may result in a Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental.

     The Advisor selects investments and makes investment decisions based on the investment objective and policies of each Fund.

     The investment objective of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund is to provide investors with income exempt from Federal income taxes and, with respect to the Oregon Tax-Exempt Fund and Arizona Tax-Exempt Fund, to also seek to provide such income exempt from Oregon and Arizona personal income taxes, respectively.

     The investment objective of the California Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential capital loss.

     The investment objective of the California Short-Term Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential loss.

     None of the Funds has any restrictions as to the minimum or maximum maturity of any individual security held by it. However, except for temporary defensive purposes or during unusual market conditions, the dollar-weighted average portfolio maturity of the California Short-Term Tax-Exempt Fund will be 3 years or less. The average portfolio maturity of the other Funds will vary from time to time in light of current market and economic conditions, the comparative yields on instruments with different maturities and other factors.

     Each Fund's assets will be primarily invested in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("municipal obligations"). Each of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and the California Funds expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of such Fund's total assets will be invested in municipal obligations of issuers located in a particular state ("Oregon obligations," "Arizona obligations" and "California obligations," respectively), although the amount of each Fund's assets invested in such obligations will vary from time to time. As a fundamental policy, each of the Funds will have at least 80% of their respective net assets invested in securities the interest on which is exempt from Federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the Federal alternative minimum tax are considered taxable.

     Municipal obligations acquired by a Fund will be rated in one of the three highest investment grade categories at the time of purchase by a nationally recognized statistical rating organization ("NRSRO"). The California Funds, however, may purchase investment grade obligations within the fourth highest category. In addition, the Oregon Tax-Exempt Fund and Arizona Tax-Exempt Fund may purchase investment grade obligations within the fourth highest category when acceptable obligations with higher ratings are unavailable for investment by such Funds. While obligations rated within the fourth highest category are regarded as having an adequate capacity to pay principal and interest, such obligations lack outstanding investment characteristics and in fact have speculative characteristics as well. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. No more than 10% of the Arizona Tax-Exempt Fund's total assets will be invested in municipal obligations which are rated at the time of purchase below one of the three highest categories.

     If, subsequent to its purchase by a Fund, an issue of debt securities should cease to be rated by one or more of the Fund's selected NRSROs due to factors relating to the value of the security, or should its rating be reduced by one or more of such NRSROs below the minimum rating required for purchase by such Fund, the Advisor will consider such event in determining whether the Fund should continue to hold the security.

     Each of the Funds may also acquire tax-exempt commercial paper rated within the highest rating category or, when deemed advisable by the Fund's Advisor, rated within the second highest rating category. Each Fund may acquire municipal notes and variable rate demand obligations rated within one of the two highest rating categories.

     The California Funds may invest more than 15% of their net assets in municipal lease obligations determined by the Board of Trustees to be liquid investments based upon guidelines established for the Advisor providing for analysis of such factors as the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential buyers, and the willingness of dealers to undertake to make a market in the security.

     Unrated obligations purchased by a Fund will be determined by the Advisor to be comparable in quality to instruments that are so rated. (See Appendix A for a description of applicable debt obligation ratings).

     Each Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes in short-term taxable money market instruments, in securities issued by other investment companies which invest in taxable or tax-exempt money market instruments and in U.S. Government obligations. In addition, each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Advisor, suitable tax-exempt obligations are unavailable.

     The types of securities and investment practices used by the Funds are described in greater detail under the section "Description of Securities and Investment Practices" on pages 45-49 of this Prospectus.

                        RISKS OF INVESTING IN THE FUNDS

     The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund.

     The market value of a Fund's investment in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value. The Funds may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) which are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

     In seeking to achieve its investment objective, each Fund may invest in municipal obligations that are private activity bonds the interest on which is subject to the Federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of each Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although each Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its assets in industrial development bonds issued before August 7, 1986 that are not subject to the Federal alternative minimum tax and in municipal obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Advisor. To the extent that each Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

     Each Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

     The concentration of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of Oregon, Arizona and California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

     Many of the California Funds' investments are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. In addition, both Oregon and Arizona have constitutional and/or statutory restrictions that affect government revenues.

     Because of the complex nature of the various initiatives and restrictions mentioned above, the certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these initiatives and related measures on the ability of governmental issuers in California, as well as Oregon and Arizona, to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

     In addition to the various initiatives and restrictions discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California in particular. These economic factors have reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses have been rising. Such economic factors have also adversely impacted the ability of state and local California governmental entities to repay debt.

     In addition to the risk of nonpayment of state and local California governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are large numbers of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times. Similarly, there is a relatively small active market for municipal obligations of Oregon and Arizona issues other than the general obligations of the states themselves, and the market price of such bonds may therefore be volatile. If the Oregon Tax-Exempt Fund or Arizona Tax-Exempt Fund was forced to sell a large volume of Oregon obligations and Arizona obligations owned by it for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely offset the value of the Fund's portfolios.

     A more detailed description of special factors affecting investment in California, Oregon and Arizona municipal obligations is set forth in the Appendix to the SAI.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John
E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.

     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states. Prior to October 1, 1995 affiliates of FICM served as investment advisors for certain Funds as follows: First Interstate Bank of Oregon, N.A. served as investment advisor to the Oregon Tax-Exempt Fund; First Interstate Bank of Arizona, N.A. served as investment advisor to the Arizona Tax-Exempt Fund; and First Interstate Bank of Washington, N.A. and First Interstate Bank of Oregon, N.A. served as co-investment advisors to the National Tax-Exempt Fund. Prior to March 18, 1994, San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation, served as investment advisor to the California Funds.

     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.

     Mr. David Underwood serves as FICM's Director of Equity Funds Management. Mr. Underwood joined FICM in 1995. From 1993 to 1995 Mr. Underwood was employed by Integra Trust Company as Director of

Research. From 1990 to 1993 he was a Portfolio Manager with the firm of C.S. McKee Investment Advisors. Mr. G. Edward Means serves as FICM's Director of Fixed Income Management. Mr. Means joined FICM in January 1995. From 1992 to 1994 he was employed by Clayton Brown & Associates as Senior Vice President, Fixed Income. From 1984 to 1992 he was employed by First National Bank of Chicago as a Senior Vice President.

     Ms. Mary Gail Walton has been responsible for the day-to-day management of the Oregon Tax-Exempt Fund since February 1994 and the National Tax-Exempt Fund since the inception of the Fund. Ms. Walton has been employed by First Interstate since 1991. She joined FICM in April 1995. She currently serves as a Vice President, portfolio manager/analyst. From 1989 through 1990 Ms. Walton was employed by Badgley, Phelps & Bell, Inc.

     Mr. Richard Carhidi has been responsible for the day-to-day management of the Arizona Tax-Exempt Fund since the inception of the Fund, and the California Funds since June 1995. Mr. Carhidi has been employed by First Interstate since 1989. He joined FICM in April 1995. He currently serves as a Vice President.

     For the advisory services it provides to the Funds, FICM is entitled to receive from each Fund fees, payable monthly, at the annual rates, based on average daily net assets, as set forth below:

                                                    INVESTMENT
                        FUND                       ADVISORY FEE
    --------------------------------------------   ------------
    Oregon Tax-Exempt Fund......................       0.50%
    Arizona Tax-Exempt Fund.....................       0.50%
    California Tax-Exempt Fund..................       0.50%
    California Short-Term Tax-Exempt Fund.......       0.35%
    National Tax-Exempt Fund....................       0.50%

     The Advisor has agreed that during the current fiscal year, it will waive a portion of its fees so that total operating expenses will not exceed 1.20% of the average daily net assets of the Investor Shares of the California Tax-Exempt Fund. For its period ended September 30, 1995, the Oregon Tax-Exempt Fund paid advisory fees, after fee waivers, at the annual rate of 0.24% of its average daily net assets. For the same time period, the previous advisors to the Arizona Tax-Exempt Fund and National Tax-Exempt Fund waived their entire advisory fees. For their fiscal year ended September 30, 1995, the California Tax-Exempt Fund and California Short-Term Tax-

Exempt Fund paid advisory fees, after fee waivers, at the annual rates of 0.50% and 0.01%, respectively, of their average daily net assets.

THE SPONSOR AND DISTRIBUTOR

     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Funds. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.

     Under the Distribution Plan (the "Plan") adopted by the Funds for their Investor Shares, each Fund may pay directly or reimburse PFD Inc. monthly (subject to a limit of 0.50% per annum of the average daily net asset value of the outstanding Investor Shares of each Fund) for costs and expenses of PFD Inc. in connection with the distribution of Investor Shares of the Funds. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of PFD Inc., including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of Investor Shares, including promotional incentives and fees calculated with reference to the average daily net asset value of Investor Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Investor Shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of prospectuses to current shareholders and the operation of its Plan, including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by PFD Inc. in any given year in excess of the maximum annual amount payable under the Plan for that Fund. All payments made under the Plan for Investor Shares are borne entirely by a Fund's Investor Shares.

     In addition to sales charges paid to dealers, PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Investor Shares of the Funds and/or other funds distributed by Furman Selz or PFD Inc.

during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Securities, Inc.

ADMINISTRATIVE SERVICES

     The Funds have also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS

     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Funds' Investor Shares, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Investor Shares of the Funds owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Funds' Investor Shares.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Funds include legal and auditing expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund accounting, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Funds. Trust expenses directly attributable to a particular Fund are charged to that Fund, and expenses attributable to a particular class of shares of a Fund (such as distribution payments under the Plan and Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best execution of the Funds' orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor.

     A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies.

                              FUND SHARE VALUATION

     The net asset value of each class of shares of the Funds is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving
Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.


     Bonds and other fixed-income securities are normally valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.


                           PRICING OF INVESTOR SHARES


     Orders for the purchase of Investor Shares will be executed at the net asset value per share plus any applicable sales charge (the "public offering price") next determined after an order has become effective. The sales charge on purchases of Investor Shares of the California Short-Term Tax-Exempt Fund varies with the size of the purchase made according to the following schedule:



                                    SALES CHARGE AS A      AMOUNT OF SALES
                                      PERCENTAGE OF        CHARGE REALLOWED
                                   --------------------    TO DEALERS AS A
                                    PUBLIC       NET          PERCENTAGE
                                   OFFERING     AMOUNT        OF PUBLIC
      AMOUNT OF INVESTMENT          PRICE      INVESTED     OFFERING PRICE
--------------------------------   --------    --------    ----------------
Less than $100,000..............     3.00%       3.09%           2.75%
$100,000 but less than
  $250,000......................     2.50%       2.56%           2.25%
$250,000 but less than
  $500,000......................     1.50%       1.52%           1.25%
$500,000 but less than
  $1,000,000....................     1.00%       1.01%           0.75%
$1,000,000 and over.............     None+       None+           None+



---------------


+ There is no initial sales charge on purchases of $1 million or more; however, the Distributor pays investment dealers and financial institutions a commission from its own resources of 0.50% of the amount invested, and shareholders who redeem their Investor Shares within one year of the date of purchase will be subject to a 1% contingent deferred sales charge for the purpose of reimbursing the Distributor for the commission paid.

     The sales charge on purchases of Investor Shares of the other Funds varies with the size of the purchase made according to the following schedule:


                                    SALES CHARGE AS A      AMOUNT OF SALES
                                      PERCENTAGE OF        CHARGE REALLOWED
                                   --------------------    TO DEALERS AS A
                                    PUBLIC       NET          PERCENTAGE
                                   OFFERING     AMOUNT        OF PUBLIC
      AMOUNT OF INVESTMENT          PRICE      INVESTED     OFFERING PRICE
--------------------------------   --------    --------    ----------------
Less than $100,000..............     4.50%       4.71%           4.00%
$100,000 but less than
  $250,000......................     3.50%       3.63%           3.00%
$250,000 but less than
  $500,000......................     2.60%       2.67%           2.25%
$500,000 but less than
  $1,000,000....................     2.00%       2.04%           1.75%
$1,000,000 and over.............     None+       None+           None+

---------------
+ There is no initial sales charge on purchases of $1 million or more; however, the Distributor pays investment dealers and financial institutions a commission from its own resources of 0.50% of the amount invested, and shareholders who redeem their Investor Shares within one year of the date of purchase will be subject to a 1% contingent deferred sales charge for the purpose of reimbursing the Distributor for the commission paid.

     The initial sales load will not apply to Investor Shares purchased by: (i) trust, investment management, advisory and fiduciary accounts managed or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (ii) any person purchasing Investor Shares with the proceeds of a distribution from a trust, investment management, advisory or other fiduciary account managed or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (iii) any person purchasing Investor Shares with the proceeds of a redemption from a mutual fund, other than an investment portfolio offered by the Trust, that was originally purchased with a sales load; (iv) Furman Selz or any of its affiliates; (v) Trustees or officers of the Funds; (vi) directors or officers of Furman Selz, the Advisor, or their affiliates or bona fide employees or former employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or (vii) retirement accounts or plans for which a depository institution, which is a client or customer of the Advisor, Furman Selz or PFD Inc. serves as custodian or trustee, or to any trust, pension, Individual Retirement Account ("IRA"), spousal IRA, profit-sharing or other benefit plan for such persons so long as such Investor Shares are purchased through PFD, Inc. The initial sales load also does not apply to

Investor Shares sold to representatives of selling brokers and members of their immediate families. In addition, the initial sales load does not apply to sales to bank trust departments, acting on behalf of one or more clients, of Investor Shares having an aggregate value equal to or exceeding $200,000. The initial sales load on Investor Shares of the California Short-Term Tax-Exempt Fund does not apply to investors who were shareholders of that Fund prior to February 1, 1996.


     See "Dividends, Distributions and Federal Income Tax," for an explanation of circumstances in which a sales load paid to acquire Investor Shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

QUANTITY DISCOUNTS IN THE SALES CHARGES

     The following quantity discounts shall be available to: (a) an individual, his or her spouse, and their children under the age of 21, and any trust, pension, IRA, spousal IRA, profit sharing or other benefit plan for such persons; (b) a trustee or other fiduciary of a single trust estate or a single fiduciary account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, and (d) tax-exempt organizations under Section 501(c)(3) of the Code.

     Right of Accumulation. For Investor Shares of the Funds that are subject to a sales charge, the schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any Investor Shares of those investment portfolios of the Trust that are subject to a sales charge and are owned at the time of such purchase by the investor. The sales charge imposed on the Investor Shares being purchased will then be at the rate applicable to the aggregate value of Investor Shares owned and to be purchased by the investor. For example, if the investor held Investor Shares valued at $100,000 and purchased an additional $20,000 of Investor Shares (totalling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors or their dealers make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of Investor

Shares. If the investor knows that he will be making additional purchases of Investor Shares in the future, he may wish to consider executing a Letter of Intent.

     Letter of Intent. The schedule of reduced sales charges is also available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Investor Shares of a particular Fund which is subject to a sales charge. Investor Shares of such a Fund previously purchased during the 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder or the dealer notifies the Fund of such prior purchases.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of Investor Shares totalling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

     The Letter of Intent does not obligate the investor to purchase, or a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is authorized by the shareholder to liquidate a sufficient number of escrowed Investor Shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to PFD Inc., increase the amount of the stated goal. In that event, Investor Shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Investor Shares pursuant to a Letter of Intent should carefully read the application for a Letter of Intent which is available from the Trust.

                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in the Funds is $500. Any subsequent investments must be at least $50. All initial investments should be accompanied by a completed Purchase Application. The Funds reserve the right to reject purchase orders.

                          PURCHASE OF INVESTOR SHARES

     THE FOLLOWING PURCHASE PROCEDURES DO NOT APPLY TO CERTAIN TRUST OR OTHER ACCOUNTS THAT ARE MANAGED BY FIRST INTERSTATE BANCORP, ITS SUBSIDIARIES OR AFFILIATES. AN ACCOUNT CUSTOMER SHOULD CONSULT HIS OR HER ACCOUNT OFFICER FOR PROPER INSTRUCTIONS.

     All funds received by the Trust are invested in full and fractional Investor Shares of the appropriate Fund. Certificates for Investor Shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. Investor Shares are available to new and existing shareholders through authorized brokers, investment advisors and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment advisor or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of a Fund's net asset value and transmitted to the Trust prior to the close of its business day (which is currently 5:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase Investor Shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to ensure its correct processing. You can reach the Wire Desk at 1-800-662-8417.

     Have your bank wire funds using the following instructions:
          Investors Fiduciary Trust Company
          Kansas City, MO 64105
          ABA #1010-0362-1
          Account #7527950
          Further Credit to: Fund Name

     As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Funds. With the Purchase Application, the shareholder can specify other distribution options and add any special features offered by a Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     Automatic Investment Program. An eligible shareholder may also participate in the Pacifica Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund accounts. Contact the Trust at 1-800-662-8417 for more information about the Pacifica Automatic Investment Program.

                          EXCHANGE OF INVESTOR SHARES

     The Funds offer two convenient ways to exchange Investor Shares in a Fund for Investor Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Investor Shares of one portfolio for Investor Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is

$500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of Investor Shares, equal to the excess of the sales load applicable to the Investor Shares to be acquired, over the amount of any sales load previously paid on the Investor Shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of the Funds may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

     In addition, Institutional Shares of a Fund may be exchanged for Investor Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

     Exchange by Mail. To exchange Investor Shares of a Fund by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including a member of a national securities exchange or by a commercial bank or trust company, broker-dealers, credit unions and savings associations.

     Exchange by Telephone. To exchange Investor Shares of a Fund by telephone, or if you have any questions, simply call the Trust at 1-800-

662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Investor Fund Shares -- By Telephone" for a discussion of telephone transactions generally.

                         REDEMPTION OF INVESTOR SHARES

     Shareholders may redeem their Investor Shares, in whole or in part, on any Business Day. Investor Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Trust. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized.

     Where the Investor Shares to be redeemed have been purchased by check, the Trust may delay payment of the redemption proceeds until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the Investor Shares are redeemed, dividends on the Investor Shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the Investor Shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Trust has no present intention to do so, it reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers or U.S. mail. The services offered by the Funds may be modified or terminated at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders.

     You may redeem your Investor Shares using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. You may redeem your Investor Shares by contacting your broker or investment advisor and instructing him or her to redeem your Investor Shares. He or she will then contact PFD Inc. and place a redemption trade on your behalf. He or she may charge you a fee for this service.

     By Mail. You may redeem your Investor Shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Investor Shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your Investor Shares by calling the Funds toll free at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions.

     By Wire. You may redeem your Investor Shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank.

     Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and a copy of a void check from the account where proceeds are to be wired is attached to the Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Check Writing. A check redemption ($500 minimum, no maximum) feature is available. Checks are free and may be obtained from the Funds. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above-mentioned services "By Telephone," "By Wire," and Check Writing are not available for IRAs and trust clients of an affiliate of First Interstate Bancorp.

     Systematic Withdrawal Plan. An owner of $10,000 or more of Investor Shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of Investor Shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the Investor Shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Reinstatement Privilege. A shareholder in the Funds who has redeemed Investor Shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the same Fund and the same account from which the Investor Shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of Investor Shares acquired by reinstatement, except through an adjustment in the tax basis of the Investor Shares so acquired. See "Dividends, Distributions and Federal Income

Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of a Fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient Investor Shares to bring the value of the account above $500, this restriction will not apply.

     Redemption in Kind. All redemptions of Investor Shares of the Funds shall be made in cash, except that the commitment to redeem Investor Shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

FEDERAL TAXES

     Each Fund has qualified and intends to continue to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes its earnings in accordance with the Code.

     Each Fund intends to distribute to its shareholders substantially all of its net tax-exempt interest income and its investment company taxable income (which includes, among other items, dividends and taxable interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The California Funds will declare distributions of such income daily and pay those dividends monthly. The other Funds will declare dividends and distribute such income monthly. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     With respect to the California Funds the amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

     Distributions will be paid in additional shares of the same class held by a shareholder based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash.

     In the case of the California Funds, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     Dividends derived from interest excludable from gross income under the Code on obligations issued by states or political subdivisions thereof and which are designated by the Funds as "exempt-interest dividends" are not subject to the regular Federal income tax. Each of the Funds will be qualified to designate and pay exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from Federal income tax under Code
Section 103. To the extent that a Fund's dividends distributed to shareholders are derived from earnings on interest income exempt from Federal income tax and are designated as "exempt-interest dividends" by that Fund, they will be excludable from a share-holder's gross income for regular Federal income tax purposes. Other dividends paid by the Funds, if any, will be taxable to shareholders.

     The Funds may derive interest on temporary taxable investments and realize capital gains or losses from its portfolio transactions, including the sale of securities. Dividends derived from such interest, short-term capital gains, and long-term capital gains, respectively, will be taxable to shareholders as described, whether such distributions are made in cash or in additional shares of the Fund. In addition, a sale of shares in Funds (including a redemption of such shares and an exchange of shares between Funds) may be a taxable event and may result in a taxable gain or loss to the shareholder. It is possible that a portion of the distributions of the Funds may constitute taxable rather than tax-exempt income in the hands of a shareholder. A loss realized by a shareholder on the redemption, sale, or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of the exempt-interest dividends received if such shares have been held by the shareholder for six months or less.

     Tax-exempt interest from certain private activity bonds and exempt-interest dividends attributable to that interest income constitute an item of tax preference under the alternative minimum tax. Therefore, if a Fund invests in such private activity bonds, certain shareholders may become subject to the alternative minimum tax on that part of such Fund's exempt-interest dividends derived from interest income on such bonds. See the SAI for further information about the tax consequences for certain types of investors of a Fund investing in private activity bonds.

     The entire amount of exempt-interest dividends received from the Funds by most corporations will be part of an adjustment in computing alternative minimum taxable income and will have to be taken into account for purposes of the environmental tax under the Code.

     There could be retroactive revocation of the tax-exempt status of certain municipal obligations after their issuance. In addition, in connection with budget and tax reform efforts, proposals may be made or adopted which would change the tax treatment arising from an investment in the Funds. It is not possible to predict the precise impact of any of these events, but they may affect the value of the securities in the Fund's portfolio.

     Deductions for interest expense incurred (or deemed incurred) to acquire or carry shares of a Fund may be subject to limitations that reduce or eliminate such deductions. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the purchase of shares.

     Up to 85% of an individual's social security benefits and certain railroad retirement benefits may be subject to Federal income tax. Along with other factors, total tax-exempt income, including exempt-interest dividends, is used to calculate the portion of such benefits that are taxed.

     The treatment for state, local and municipal tax purposes of distributions of exempt-interest dividends from the Funds will vary according to the laws of state and local taxing authorities. Exempt-interest dividends and other dividends may be subject to state and local taxation. Investors should consult with their tax advisors as to the availability of any exemptions from such taxes. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds may suffer adverse tax consequences from investing in a Fund and, therefore, should consult their tax advisors before purchasing Fund shares. In some instances, a state or city may exempt from tax the portion of the distribution from the Fund that represents interest received on obligations of that state or its political subdivisions. Under the laws of certain other states and cities, the entire amount of any such distribution may be taxable. Shareholders will be notified annually of the Federal income tax status of distributions and the percentage of municipal obligation interest income received, with its source indicated.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Before purchasing shares in the Funds, the impact of dividends and distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     The dividends paid by the Funds are not expected to qualify for the dividends-received deduction available to corporations.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund or of another investment portfolio of the Trust are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

STATE TAXES

     OREGON STATE AND LOCAL TAXES. Individuals, trusts and estates resident in Oregon will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Exempt Fund that represent tax-exempt interest paid on municipal obligations of the State of Oregon and its political subdivisions and certain other issuers, including Puerto Rico and Guam. Such individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Exempt Fund, including distributions of interest on municipal obligations issued by other issuers and all long-term and short-term capital gains. Except as noted above with respect to Oregon personal income taxation of individuals, trusts and estates resident in Oregon, distributions from the Oregon Tax-Exempt Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Corporations subject to the Oregon corporate excise tax will generally be subject to tax on all distributions from the Oregon Tax-Exempt Fund, including distributions of income that is exempt for Federal tax purposes. Shares of the Oregon Tax-Exempt Fund will not be subject to the Oregon property tax.

     Shareholders of the Oregon Tax-Exempt Fund, including part-year residents of Oregon, should consult their tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Exempt Fund, which may have different consequences from those under Federal income tax law.

     ARIZONA STATE TAXES. Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under sec.852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

     There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisor about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

     CALIFORNIA STATE TAXES. If, at the close of each quarter of the California Funds' taxable year, at least 50% of the value of their respective total assets consists of California municipal obligations and certain specified federal obligations, and if the Funds qualify as a regulated investment company for federal tax purposes, then the Funds will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Funds so qualify, dividends derived from interest attributable to California municipal obligations and such federal obligations will be exempt from California state personal income tax. (Such treatment may not apply, however, to investors who are "substantial users" or "related persons" with respect to facilities financed by portfolio securities held by the Fund.) For this purpose, federal obligations are any obligations the interest on which is excludable from income under the United States Constitution or the laws of the United States. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary or capital gain dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.

     NATIONAL TAX-EXEMPT FUND -- STATE AND LOCAL TAXES. Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under Federal income tax law.

                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES

     Municipal Obligations. The two principal classifications of municipal obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and ad valorem taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "municipal obligations" if the interest paid thereon is exempt from regular Federal income tax (See "Dividends, Distributions and Federal Income Tax" above) and not treated as a specific tax preference item under the Federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal obligations may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

     Further, the Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations may also be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

     The Advisor for the Funds, under the supervision of the Board of Trustees, will make determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. A Fund may also purchase unrated municipal lease obligations. The Advisor, under the supervision of the Board of Trustees, will determine the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the underlying lease will not be canceled.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Advisor nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     Securities Issued by Other Investment Companies. Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by a Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of that Fund.

     Variable and Floating Rate Instruments. Instruments purchased by a Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by a Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

     Stand-by Commitments. The Funds may acquire "stand-by commitments" with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified municipal obligations at a price equal to their amortized cost value plus accrued interest. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their respective rights thereunder for trading purposes.

     Derivative Securities. The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Illiquid Securities. Each Fund will not knowingly invest more than 15% (10% in the case of the California Tax-Exempt Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Advisor determines under the supervision of the Board that a liquid trading market exists).

     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     The Advisor monitors the liquidity of restricted securities in each of the Funds under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing restricted securities.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the SAI.

No Fund may:

     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 50% of a Fund's total assets may be invested without regard to this 5% limitation.

     2. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     3. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.

     Restriction 1 does not apply to the California Funds. Instead, as a non-fundamental investment restriction, each California Fund will not hold any securities (except U.S. Government securities and repurchase agreements collateralized by such securities) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer (except U.S. Government, its agencies and instrumentalities).

     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Funds will not at any time have more than 15% of their respective net assets invested in illiquid securities.

                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     The Board of Trustees has authorized the issuance of two classes of shares in each of the Funds described in this Prospectus -- Investor Shares and Institutional Shares. Each share of a Fund represents an equal proportionate interest in a particular Fund with other shares of the same class and is entitled to such dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.

     Each Fund's Investor Shares and Institutional Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has not approved a Distribution Plan with respect to Institutional Shares. Each Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net asset value of the Funds' outstanding Institutional Shares owned by shareholders with whom a Service Organization has a servicing relationship. Institutional Shares of the Funds are purchased at net asset value per share without a sales charge. Because of the "class expenses" and sales charges, the performance of a Fund's Institutional Shares is expected to be higher than the performance of its Investor Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Funds' Institutional Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION

     A Fund may, from time to time, include yield and total return data for its Investor Shares and Institutional Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields and total returns of the Funds are mandated by the SEC.

     Quotations of "yield" for a class of shares of a Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for a class of shares of a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class over periods of 1, 5 and 10 years (up to the life of that class), reflect the deduction of a proportional share of expenses allocated to that class (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     The Funds may also advertise "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to Federal and/or state taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum applicable marginal tax rate). A taxable equivalent yield quotation for a Fund will be higher than the Fund's yield quotations.

     The following charts show the approximate yield a taxable investment would have to earn to keep up with the yield of a tax-exempt investment. Across the top of each table are various tax-exempt rates of return. On the left are tax rates reflecting different state tax brackets plus a 28% Federal Income Tax rate. By following across the table at the appropriate tax rate, you can find the taxable yield you would need to achieve in order to equal the tax-exempt yield at the top of the table.

1995 FEDERAL TAX RATES

                      INCOME      INCOME      INCOME      INCOME      INCOME
                      $23,350-   $ 56,550-               $117,950-       Over
 Single Return        $56,550    $117,950         N/A    $256,500    $256,500
                      $39,000-   $ 94,250-   $143,600-                   Over
 Joint Return         $94,250    $143,600    $256,500         N/A    $256,500
 Federal Tax Rate+        28%         31%         36%         38%       39.6%

+ This rate assumes the maximum effective Federal income tax rate. Your effective tax rate may vary depending upon your filing status and taxable income level. For some investors, alternative minimum tax considerations may apply.

OREGON TAX-EXEMPT FUND*

    ASSUMED OREGON &
    FEDERAL COMBINED
    TAX-FREE RATE OF
         RETURN           4.00%    4.50%    5.00%    5.50%     6.00%

 Tax Rate: 34.48%         6.11%    6.87%    7.63%     8.39%     9.16%
 Tax Rate: 37.21%         6.37%    7.17%    7.96%     8.76%     9.56%
 Tax Rate: 41.76%         6.87%    7.73%    8.59%     9.44%    10.30%
 Tax Rate: 43.58%         7.09%    7.98%    8.86%     9.75%    10.63%
 Tax Rate: 45.04%         7.28%    8.19%    9.10%    10.01%    10.92%

ARIZONA TAX-EXEMPT FUND*

   ASSUMED ARIZONA &
    FEDERAL COMBINED
    TAX-FREE RATE OF
         RETURN           4.00%    4.50%    5.00%    5.50%     6.00%

 Tax Rate: 30.52%         5.76%    6.48%    7.20%     7.92%     8.64%
 Tax Rate: 33.90%         6.05%    6.81%    7.58%     8.32%     9.08%
 Tax Rate: 34.59%         6.12%    6.88%    7.64%     8.41%     9.17%
 Tax Rate: 39.58%         6.62%    7.45%    8.28%     9.10%     9.93%
 Tax Rate: 41.47%         6.83%    7.69%    8.54%     9.40%    10.25%

THE CALIFORNIA FUNDS*

  ASSUMED CALIFORNIA &
    FEDERAL COMBINED
    TAX-FREE RATE OF
         RETURN           4.00%    4.50%    5.00%    5.50%     6.00%

 Tax Rate: 32.32%         5.91%    6.65%    7.39%     8.13%     8.87%
 Tax Rate: 37.42%         6.39%    7.19%    7.99%     8.79%     9.59%
 Tax Rate: 41.95%         6.89%    7.75%    8.61%     9.47%    10.34%
 Tax Rate: 46.24%         7.44%    8.37%    9.30%    10.23%    11.16%

NATIONAL TAX-EXEMPT BOND FUND*

    ASSUMED FEDERAL
    TAX-FREE RATE OF
         RETURN           4.00%    4.50%    5.00%    5.50%     6.00%

 Tax Rate: 28.0%          5.56%    6.25%    6.94%     7.64%     8.33%
 Tax Rate: 31.0%          5.80%    6.52%    7.25%     7.97%     8.70%
 Tax Rate: 36.0%          6.25%    7.03%    7.81%     8.59%     9.38%
 Tax Rate: 38.0%          6.45%    7.26%    8.07%     8.87%     9.68%
 Tax Rate: 39.6%          6.62%    7.45%    8.28%     9.11%     9.93%

* Each chart shows the taxable rate of return an investor needs to achieve in order to equal various tax-free returns. At higher tax rates a higher yield is required to overcome the tax burden. Yields set forth are for illustrative purposes only and do not reflect a Fund's past and/or future performance. Your investment in the Funds may be subject to Alternative Minimum Tax (AMT) and your combined tax rate may differ from those shown. Please consult your tax advisor.

     Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see "Other Information -- Performance Information" in the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds, 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258

ADMINISTRATOR
Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR
Pacifica Funds Distributor Inc.
230 Park Avenue
New York New York 10169

CUSTODIAN
First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]             PACTFIV-2/96